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                                    EXHIBIT 23.2


                          CONSENT OF INDEPENDENT AUDITORS



     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                                  KPMG PEAT MARWICK LLP


San Francisco, California

July 14, 1998